LOAN PAYABLE	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Debt Disclosure [Abstract]
LOAN PAYABLE

Note 7. LOAN PAYABLE

In September 2022, the Company obtained short-term financing of approximately $0.5 million with ten monthly payments of approximately $42,000 and interest at a 4.3% fixed annual rate for director and officer insurance policies. The loan amount was approximately $42,000 and $252,000 as of June 30, 2023 and December 31, 2022, respectively.

Note 6. LOAN PAYABLE

The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) provided stimulus measures, including the Paycheck Protection Program (“PPP”), to provide certain small businesses with liquidity to support their operations during the COVID-19 pandemic.

In April 2020, the Company received an initial $0.2 million PPP Loan (the “PPP Loan”) bearing interest at a one percent (1%) fixed annual rate, with a maturity date of two years, and was eligible for forgiveness under certain conditions. In October 2020, the Company submitted an application for forgiveness with its lender. In June 2021, the Company received forgiveness from the SBA and recorded a gain of $239,000 on the extinguishment of debt in the accompanying consolidated statements of operations.

In March 2021, the Company received a second PPP Loan for $0.2 million bearing interest at a one percent (1%) fixed annual rate, and will mature in five years, and is eligible for forgiveness under certain conditions. In April 2022, the Company received notice the loan was forgiven by the SBA and recorded a gain of $212,000 on the extinguishment of debt in the accompanying consolidated statements of operations.

In September 2022, the Company obtained short-term financing of approximately $0.5 million with ten monthly payments of approximately $42,000 and interest at a 4.3% fixed annual rate for director and officer insurance policies.